                                                                    EXHIBIT 10.3


                           REPURCHASE RIGHTS AGREEMENT

                                     BY AND

                                      AMONG

                            THE CONCOURS GROUP, INC.,
                             A DELAWARE CORPORATION

                                       AND

                          THE SHAREHOLDERS OF CEPRO AB
                               LISTED ON EXHIBIT A

                           REPURCHASE RIGHTS AGREEMENT


         This Repurchase Rights Agreement (this "AGREEMENT") is made as of the close of Concours' business on February 29, 2000 (the "EFFECTIVE DATE"), by and among The Concours Group, Inc. ("CONCOURS"), a Delaware corporation, and the shareholders of Cepro AB ("CEPRO"), a Swedish private company, listed on Exhibit A hereto (the "SELLING SHAREHOLDERS").

                                    RECITALS

         Concours and the Selling Shareholders have entered into that certain Exchange Agreement (the "EXCHANGE AGREEMENT") contemporaneously with the execution of this Agreement, as of the Effective Date. Pursuant to the Exchange Agreement, Concours is purchasing all of the outstanding shares of capital stock of Cepro (the "CEPRO SHARES") and the Selling Shareholders are acquiring, a total of 1,221,000 shares (the "CONCOURS SHARES") of Concours common stock, par value of $0.01 per share (the "CONCOURS COMMON STOCK"), for the consideration and on the terms set forth in the Exchange Agreement and in this Agreement (collectively, the "TRANSACTIONS").

         Concours and the Selling Shareholders desire to set forth certain repurchase rights (the "REPURCHASE RIGHTS") and the related contingencies that may give rise to the Repurchase Rights.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants stated herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

                                   ARTICLE 1
                                REPURCHASE RIGHT

         A portion of the Concours Shares acquired under this Agreement are subject to certain repurchase rights of Concours on the following terms:

     1.1 REPURCHASE OF CONCOURS SHARES - GENERAL

         (a) The 1,221,000 Concours Shares comprise three categories of shares with varying attendant rights: (1) "PRIMARY SHARES" totaling 756,000 of the Concours Shares; (2) "ESCROWED SHARES" totaling 235,000 of the Concours Shares; and (3) "ADDITIONAL SHARES" totaling 230,000 of the Concours Shares.

         (b) The Selling Shareholders represent and warrant that they are, upon the closing of the Transactions, employees of Cepro, which, after consummation of the Transactions, will be named Concours-Cepro AB. If a Selling Shareholder's employment with Cepro is terminated by either the Selling Shareholder or the employer for any reason or no reason ("TERMINATION"), before March 1, 2003, all of his or her (the "FORMER EMPLOYEE") Additional Shares and Escrowed Shares, may be repurchased. In the case of the Primary Shares, there shall be no Repurchase Rights. With respect to the Additional Shares, the parties, including Concours, described below (the "ELIGIBLE PURCHASERS") shall have Repurchase Rights. The Repurchase Price with respect to the Additional Shares and the Escrowed Shares shall be $10.00 per share.

         (c) If a Termination occurs on or after March 1, 2003, the Former Employee may keep all of his or her Additional Shares and remaining Escrowed Shares.

         (d) The identity of the Eligible Purchasers who may repurchase, and the priority of each such Eligible Purchaser's right to repurchase, the Additional Shares under the terms described in the preceding paragraphs are set forth in
Article 2 of the Buy-Sell Agreement attached to the Exchange Agreement as Exhibit B (the "BUY-SELL AGREEMENT"). Each Eligible Purchaser will have that number of days to determine whether to repurchase Additional Shares and to close on the purchase, as is set forth in Article 2 of the Buy-Sell Agreement.

         (e) The Escrowed Shares and Additional Shares may be voted by the Selling Shareholder, subject to the terms of the Voting Trust Agreement attached to the Exchange Agreement as Exhibit E (the "VOTING TRUST AGREEMENT"), and the holder of the Escrowed Shares and the Additional shares shall be entitled to any dividends distributed in respect of Concours Common Stock.

     1.2 COMPLIANCE WITH REPURCHASE RIGHT. The Selling Shareholders agree to observe and comply with the provisions of this Article 1. If the events that trigger the Repurchase Right occur, the Selling Shareholder will follow the instructions provided by Concours with respect to the execution of documents pertaining to or effecting the transfer of the Concours Shares to Concours or another authorized purchaser and all other instructions provided by Concours. The Voting Trust Agreement notwithstanding, all certificates evidencing Concours Shares will remain in the possession of Concours for so long as there is a Repurchase Right associated with such Concours Shares.

     1.3 ADDITIONAL SHARES NOT REPURCHASED. Additional Shares that are not repurchased by an Eligible Purchaser within 130 days after Termination, may be retained by such Former Employee, but will continue to be subject to the Voting Trust Agreement and the Buy-Sell Agreement if such agreements are still in effect.

                                   ARTICLE 2
                                 ESCROWED SHARES

     2.1 TERMS OF ESCROW. Subject to Article 1, the Escrowed Shares will be held in escrow by Concours as Escrow Agent until March 1, 2003; provided, however, that if a Termination occurs prior to March 1, 2003, triggering the Repurchase Rights set forth in this Agreement, the Repurchase Rights shall survive the expiration of the escrow for the period set forth in this Agreement for the Repurchase Rights. While in escrow, the Escrowed Shares may not be transferred to any other holder and may be conveyed, if at all, to Concours, as provided in this Agreement.

     2.2 REPURCHASE OF THE ESCROWED SHARES. Any Escrowed Shares that are still held by a Selling Shareholder on the date of a Termination may be repurchased by Concours only; provided, however, that if any such remaining Escrowed Shares have not been purchased within 130 days after a Termination, the Escrowed Shares shall be released from escrow and the Former Employee may keep the Escrowed Shares.

     2.3 RELEASE OF ESCROWED SHARES. Escrowed Shares that have not been conveyed back to Concours pursuant to Section 2.4 shall, effective March 1, 2003, be released from escrow, at which time they shall not be subject to any repurchase rights except as provided in Section 2.1, but will continue to remain subject to the Voting Trust Agreement and the Buy-Sell Agreement if such agreements are still in effect.

     2.4 CONVEYANCE OF ESCROWED SHARES. Under the Exchange Agreement, the Selling Shareholders are making certain representations and warranties upon which Concours has relied in determining to acquire Cepro and with respect to which the Selling Shareholders have indemnified Concours. The Selling Shareholders' obligations for breaches of their representations and warranties under the indemnity in the Exchange Agreement are hereby secured by the Escrowed Shares. Therefore, if there is a breach of the Exchange Agreement by the Selling Shareholders as a result of which Concours is damaged, Concours may require the Selling Shareholders to convey to it, in satisfaction of the Selling Shareholders' obligation to it for such breach, some or all of the Escrowed Shares to the extent required to compensate Concours for the damages it suffers in the event of such breach. If this occurs, there shall be no payment by Concours to the Selling Shareholders for the Escrowed Shares. If there is a conveyance of Escrowed Shares to Concours pursuant to this Section 2.4, the number of Escrowed Shares to be contributed to Concours by each Selling Shareholder, if less than one-hundred percent of all Escrowed Shares are to be conveyed to Concours, shall be determined on the basis of the ratio that each such Selling Shareholder's Escrowed Shares bears to the total number of Concours Shares that, at the time of settlement of such indemnity claim, constitute the Escrowed Shares, to the nearest whole number. In the case of a conveyance or capital contribution, the Selling Shareholders shall execute stock powers and any such other documents required by Concours in the form provided by Concours for the purpose of effecting the transfer to Concours of the applicable number of Concours Shares as determined by the amount by which Concours has been damaged and the market value of the Concours Shares at the time of the breach of the Exchange Agreement.

                                   ARTICLE 3
                                  MISCELLANEOUS

     3.1 INCORPORATION BY REFERENCE. All exhibits and schedules attached to this Agreement and all documents delivered pursuant to or referred to in this Agreement, including, without limitation the Exchange Agreement, are incorporated by reference and expressly made a part of this Agreement.

     3.2 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     3.3 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the exhibits and schedules) and the other agreements contemplated herein and executed in connection with the consummation of the Transactions contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersede all prior agreements, written or oral, with respect thereto. Changes in or additions to this Agreement may be made only upon written consent of Concours and those Selling Shareholders holding at least a majority of the Concours Shares.

     3.4 DISPUTE RESOLUTION. The parties hereby: (a) agree to determine, with finality, any and all disputes arising out of or relating to this Agreement in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules, by one or more arbitrators appointed in accordance with the said rules; (b) agree the place of arbitration shall be London, England, United Kingdom; (c) agree the language of the arbitration shall be English; and (d) irrevocably consent to arbitration pursuant to the above described terms. This Agreement shall be governed by and construed in accordance with the laws of the arbitrators' choosing.

     3.5 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, via overnight delivery, sent by facsimile transmission or sent by United States or Swedish mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission, or one day after the date of delivery to an overnight delivery service, or if mailed, seven days after the date of deposit in the United States or Swedish mail, as follows:

                  If to the Selling Shareholders:

                  At their respective addresses listed on the signature page.

                  If to Concours:

                  Dr. Ron Christman, President
                  The Concours Group, Inc.
                  3 Kingwood Place
                  800 Rockmead Drive, Suite 151
                  Kingwood, Texas 77339

                  FAX:  (281) 358-4401
                  with a copy to:

                  Jenkens & Gilchrist
                  A Professional Corporation
                  1100 Louisiana Avenue, Suite 1800
                  Houston, Texas  77002
                  Attention: Andrius Kontrimas
                  FAX:  (713) 951-3314

         Any party may, by notice given in accordance with this section to the other parties, designate another address or person for receipt of notices hereunder.

     3.6 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The section and paragraph headings herein are for convenience only and shall not affect the construction hereof. References to articles, paragraphs and sections are to articles, paragraphs and sections of this Agreement unless otherwise indicated.

     3.7 SEVERABILITY. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and as so modified to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.


     3.8 ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

     3.9 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                   [Signatures appear on the following page.]

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Ake Magnusson
Address:

Granitvagen 24, 183 63 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Anders Ljung
Address:

Lotsgatan 16, 185 32 Vaxholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Bo Hedberg
Address:

Roburvagen 23, 181 33 Lidingo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Lasse Harrling
Address:

Kungsgatan 73, 112 27 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Louise Dahlgren
Address:

Fagelkarrsvagen 13, 122 32 Enskede

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Michael Collins
Address:

Fjalarstigen 3, 182 64 Djursholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                   Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Rolf Haagg
Address:

Orrvagen, 191 55 Sollentuna

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Carl-Johan Petri
Address:

Alvkarleovagen 26, 115 43 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                   Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Gro Knutsen
Address:

Valhallavagen 145, 115 31 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Hans Nilsson
Address:

Sommarvagen 3, 183 62 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Jan Hallgren
Address:

Liegatan 2, 193 32 Sigtuna

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Jeanette Axen
Address:

Sysslomansgatan 26, 112 41 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            John Soderstrom
Address:

Varvsgatan 12, 117 29 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Jorgen Hansson
Address:

Stallvagen 26 B, 139 36 Varmdo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Kajs Ponten
Address:

Mariedalsvagen 19, 217 54 Malmo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Nils-Goran Olve
Address:

Kakbrinken 3, 111 27 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Fredrik Bjorklund
Address:

Kometvagen 19, 183 48 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Gunilla Gustavsson
Address:

Lilla Banvagen 9, 163 43 Spanga

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Lisbeth Roy
Address:

Orrvagen 48, 183 51 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Mare Rautiainen
Address:

Kalmgatan 45,121 45 Johanneshov

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Victoria Israelsson
Address:

Plommonvagen 4, 179 45 Jarfalla

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Anders Edlund
Address:

Aspnasvagen 1, 181 43 Lidingo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Anders Eriksson
Address:

Vastra Bangatan 47 A, 195 40 Marsta

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Asa Follin
Address:

Riddargatan 51, 114 57 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Bengt Lundblad
Address:

Drottninggatan 106, 111 60 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Bengt Ryden
Address:

Drottninggatan 106, 111 60 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Birger Zahn
Address:

Uddvagen 13 A, 181 30 Lidingo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Bo Daven
Address:

Porsvagen 346, 192 48 Solentuna

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Brian Kylen
Address:

Vargvagen 7, 131 42 Nacka

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Eva Lofgren
Address:

Enkopingsvagen 14, 175 63 Jarfalla

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Goran Dahlgren
Address:

Fagelkarrsvagen 13, 122 32 Enskede

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Hans Lindroth
Address:

Bergsvagen 43, 141 71 Huddinge

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Holger Wastlund
Address:

Fagelsangen 3, 182 74 Stocksund

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                   Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Ilona von Stryk Aulin
Address:

Riddargatan 51, 114 57 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Jan Bergstrand
Address:

Ostergardsvagen 1, 194 53 Upplands-Vasby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Jan Roy
Address:

Orrvagen 48, 183 51 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Kristina Elliot
Address:

Beckombergavagen 111, 168 56 Bromma

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Lennart Arvedsson
Address:

Norrstigen 45, 181 31 Lidingo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Mats Wester
Address:

Nasbydalsvagen 16, 183 37 Taby

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Michael Lundin
Address:

Kartvagen 28, 136 65 Haninge

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Mikael Falck
Address:

Lansmansvagen 209, 191 70 Sollentuna

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                 Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Mikael Sundling
Address:

Garnsviksvagen 8, 184 42 Akersberga

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Per-Eric Magnusson
Address:

Drottningholmsvagen 70, 112 42 Stockholm

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Peter Gavatin
Address:

Barrstigen 38, 181 62 Lidingo

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Roger Wallen
Address:

Frodegatan 13A, 753 25 Uppsala

         IN WITNESS WHEREOF, this Repurchase Rights Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:


                                            By:
                                                 -------------------------------
                                                  Dr. Ron Christman, President



                                            SELLING SHAREHOLDER:


                                            -----------------------------------
                                            Rune Brandinger
Address:

Odengatan 45, 113 51 Stockholm

                                    EXHIBIT A

                              SELLING SHAREHOLDERS

                          PRIMARY        ADDITIONAL        ESCROWED       TOTAL
         NAME             SHARES           SHARES           SHARES        SHARES
         ----             -------        ----------        --------       ------
Arvedson Lennart          22220             6760             6907         35887

Axen Jeanette              6968             2120             2166         11254

Bergstrand Jan            13148             4000             4087         21235

Birger Zahn               22220             6760             6907         35887

Bjorklund Fredrik          5259             1600             1635          8494

Brandinger Rune            9861             3000             3065         15926

Collins Michael           32738             6760            10177         52875

Dahlgren Goran            22220             6760             6907         35887

Dahlgren Louise           12490             3800             3883         20173

Daven Bo                  22220             6760             6907         35887

Edlund Anders              6968             2120             2166         11254

Elliot Kristina           16040             4880             4986         25906

Eriksson Anders           22220             6760             6907         35887

Falck Mikael              22220             6760             6907         35887

Follin Asa                22220             6760             6907         35887

Gavatin Peter             22220             6760             6907         35887

Gustavsson Gunilla        12490             3800             3883         20173

Haagg Rolf                22220             6760             6907         35887

Hallgren Jan              22220             6760             6907         35887

Hansson Jorgen            22220             6760             6907         35887

Harrling Lasse            22220             6760             6907         35887

Hedberg Bo                32738             9960            10177         52875

Israelsson Victoria        1315              400              409          2123

Knutsen Gro                6968             2120             2166         11254

Kylen Brian               22220             6760             6907         35887

Lindroth Hans              9203             2800             2861         14866

Ljung Anders              22220             6760             6907         35887

Lofgren Eva                6968             2120             2166         11254

Lundblad Bengt             6968             2120             2166         11254

Lundin Michael            13148             4000             4087         21235

Magnusson Ake             36682            11160            11403         59245

Magnusson Per-Eric        22220             6760             6907         35887

Nilsson Hans              22220             6760             6907         35887

Olve Nils-Goran           22220             6760             6907         35887

Petri Carl-Johan           6968             2120             2166         11254

Ponten Kajsa               6968             2120             2166         11254

Rautiainen Mare            4207             1280             1308          6795

                          PRIMARY        ADDITIONAL        ESCROWED       TOTAL
         NAME             SHARES           SHARES           SHARES        SHARES
         ----             -------        ----------        --------       ------
Roy Jan                   36682            11160            11403         59245

Roy Lisbeth               12490             3800             3883         20173

Ryden Bengt               11833             3600             3678         19111

Soderstrom John            6574             2000             2043         10617

Sundling Mikael            6968             2120             2166         11254

von Stryk Aulin Ilona     22220             6760             6907         35887

Wallen Roger               6968             2120             2166         11254

Wastlund Holger           22220             6760             6907         35887

Wester Mats                4207             1280             1308          6795



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